Pension Plan (Weighted-Average Assumptions Used In The Measurement Of The Benefit Obligation And Net Periodic Pension Cost) (Details)	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
Pension Plan [Abstract]
Discount rate for benefit obligation	4.25%	3.50%
Discount rate for net periodic pension cost	3.50%	4.15%
Rate of compensation increase	3.50%	3.50%
Expected long-term return on plan assets	2.30%	7.00%